UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): September 20, 2007
TRANSOCEAN INC.
(Exact name of registrant as specified in its charter)

Cayman Islands	333-75899	66-0582307
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification No.)
4 Greenway Plaza
Houston, Texas 77046
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (713) 232-7500
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On September 20, 2007, Transocean Inc. and GlobalSantaFe Corporation issued a joint press release announcing that the Premerger Notification Office of the Federal Trade Commission and the Department of Justice granted early termination of the waiting period required by the Hart-Scott-Rodino Antitrust Improvements Act of 1976 with respect to their proposed combination. Termination of the waiting period, which was granted on September 19, 2007, satisfies a condition to the closing of the proposed transaction.
The foregoing description is qualified in its entirety by reference to the press release, which is attached hereto as Exhibit 99.1 and incorporated by reference herein.
Item 9.01. Financial Statements and Exhibits
(d) Exhibits:

Exhibit No.	Description

99.1	Press release, dated September 20, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TRANSOCEAN INC.
Date: September 20, 2007	By:	/s/ Chipman Earle
Chipman Earle
Associate General Counsel and Assistant Corporate Secretary

INDEX TO EXHIBITS

Exhibit Number	Description

99.1	Press Release, dated September 20, 2007.